UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 9, 2021
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VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, 20th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Agreement.
Underwriting Agreement
VICI Properties Inc. (the “Company”) and VICI Properties L.P. (the “Operating Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”), dated as of September 9, 2021, with Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters listed on Schedule I thereto (collectively, the “Underwriters”), and Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as forward sellers (in such capacities, the “Forward Sellers”), and Morgan Stanley & Co. LLC, Citibank, N.A., Goldman Sachs & Co. LLC and JPMorgan Chase Bank, National Association, as forward purchasers (in such capacities, the “Forward Purchasers”), relating to the issuance and sale of up to 165,000,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), consisting of (i) 65,000,000 shares of Common Stock offered by the Company (including up to 15,000,000 shares of Common Stock offered by the Company pursuant to the Underwriters’ option to purchase additional shares, which the Underwriters exercised in full), and (ii) 50,000,000 shares of Common Stock offered on a forward basis at the request of the Company by the Forward Sellers, in each case at a public offering price of $29.50 per share of Common Stock (the “Offering”). The Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (No. 333-259388) filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) on September 8, 2021. The material terms of the Offering are described in the prospectus supplement dated September 9, 2021. The Offering closed on September 14, 2021.
Under the Underwriting Agreement, the Company and the Operating Partnership made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company, the Operating Partnership and the registration statement and the Company has also agreed to indemnify the Underwriters, the Forward Sellers and the Forward Purchasers against certain liabilities, or to contribute to payments that the Underwriters may be required to make in respect of those liabilities.
Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Company, for which they received or will receive customary fees and expenses. In particular, affiliates of certain of the Underwriters are lenders under the Company’s Term Loan B Facility (as defined below), and will receive pro rata portions of the net proceeds from the Offering.
The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.
Forward Sale Agreements
In connection with the Offering, on September 9, 2021, the Company entered into separate forward sale agreements with each of the Forward Purchasers (the “Forward Sale Agreements”) relating to an aggregate of 50,000,000 shares of Common Stock. The Company expects to physically settle the Forward Sale Agreements (by the delivery of shares of Common Stock) and receive proceeds from the sale of those shares of Common Stock on one or more forward settlement dates no later than approximately 12 months after the date of the prospectus supplement. Although the Company expects to settle the Forward Sale Agreements entirely by the physical delivery of shares of Common Stock in exchange for cash proceeds, the Company may elect cash settlement or net share settlement for all or a portion of the Company’s obligations under the Forward Sale Agreements. If the Company elects to cash settle the Forward Sale Agreements, the Company may not receive any cash proceeds, and the Company may be required to pay cash to the Forward Purchasers in certain circumstances. If the Company elects to net share settle the Forward Sale Agreements, the Company will not receive any cash proceeds, and the Company may be required to deliver shares of Common Stock to the Forward Purchasers in certain circumstances. The Forward Sale Agreements provide for an initial forward sale price of $28.615 per share (which is the public offering price less the underwriting discount set forth on the front cover of the prospectus supplement for the Offering), subject to certain adjustments pursuant to the terms of the Forward Sale Agreements. The Company will not initially receive any proceeds from the sale of shares of Common Stock by the Forward Purchasers.
The amount of cash or number of shares of Common Stock the Company receives upon settlement of the Forward Sale Agreements, if any, will depend on the relevant settlement method, the timing of settlement, market interest rates and, if applicable under cash or net share settlement, the prevailing market price of the Common Stock during the period in which the Forward Purchasers or their respective affiliates unwind their hedge positions with respect to the Forward Sale Agreements. Settlement will occur on one or more dates specified by the Company under the Forward Sale Agreements, which the Company expects to be no later than approximately 12 months from the date of the prospectus supplement, subject to acceleration by the Forward Purchasers upon the occurrence of certain events.

The foregoing description of the Forward Sale Agreements does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Forward Sale Agreements, which are attached hereto as Exhibits 1.2, 1.3, 1.4 and 1.5 and are incorporated by reference herein.
Use of Proceeds of Offering
The Company expects to receive net proceeds from its sale of 65,000,000 shares of Common Stock (including 15,000,000 shares of its Common Stock sold pursuant to the exercise in full of the Underwriters’ option to purchase additional shares of Common Stock) in the Offering, after deducting underwriting discounts and commissions and estimated expenses, of approximately $1,859 million. At an initial forward sale price of $28.615 per share (which is the public offering price per share, less the underwriting discount per share), in the event of full physical settlement of the Forward Sale Agreements, the Company would receive net proceeds, before expenses, of approximately $1,431 million, subject to the price adjustment and other provisions of the Forward Sale Agreements. Based on the foregoing, the Company expects to receive aggregate net proceeds from the sale and settlement of 65,000,000 shares of Common Stock in the Offering and the settlement of the Forward Sale Agreements, after the deduction of the related underwriting discount and estimated offering expenses, of approximately $3,290 million, subject to certain adjustments pursuant to the Forward Sale Agreements and assuming full physical settlement of the Forward Sale Agreements.
The Company intends to contribute the net proceeds from its sale of Common Stock in the Offering to the Operating Partnership, which expects to use such proceeds to repay existing indebtedness under the seven-year senior secured first lien term loan B facility entered into by VICI Properties 1 LLC, an indirect wholly owned subsidiary of the Company, in December 2017 (as amended, the “Term Loan B Facility”) and for general business purposes, which may include the acquisition, development and improvement of properties, capital expenditures, working capital and the repayment of indebtedness. In connection with the payoff of the Company’s existing indebtedness under the Term Loan B Facility, the Company expects to terminate the related interest rate swap agreements and expects to incur swap brokerage costs of approximately $66.8 million based on the Company’s outstanding interest rate swaps as of September 10, 2021. Affiliates of certain of the Underwriters are lenders under the Term Loan B Facility and will receive pro rata portions of the net proceeds from the Offering used to repay amounts outstanding under such loan. The Operating Partnership expects to use any cash proceeds contributed to it by the Company that the Company may receive upon settlement of the Forward Sale Agreements to fund a portion of the acquisition of the land and real estate assets associated with The Venetian Resort Las Vegas and The Venetian Expo (formerly known as Sands Expo and Convention Center) in Las Vegas, Nevada (the “Venetian Resort”), and for general business purposes, which may include the acquisition, development and improvement of properties, capital expenditures, working capital and the repayment of indebtedness.
In addition, the Offering and the settlement of the Forward Sale Agreements are not conditioned upon the successful completion of the Venetian Resort acquisition or any other potential source of financing. If the Venetian Resort acquisition is not completed, the Company will not have any obligation to offer to repurchase any or all of the Common Stock sold in the Offering and the Company will use any cash proceeds that it may receive upon the settlement of the Forward Sale Agreements for working capital and general business purposes, which may include the acquisition, development and improvement of properties, capital expenditures and the repayment of indebtedness.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective September 10, 2021, the Company amended its Articles of Amendment and Restatement to increase: (i) the number of shares of stock that the Company is authorized to issue from 1,000,000,000 to 1,400,000,000; (ii) the number of shares of common stock, par value $0.01 per share, that the Company is authorized to issue from 950,000,000 to 1,350,000,000; and (iii) the aggregate par value of all authorized shares of stock of the Company having par value from $10,000,000 to $14,000,000 (collectively, the “Authorized Share Capital Increase”). The Company completed the Authorized Share Capital Increase in order to have sufficient authorized shares to complete the previously announced merger with MGM Growth Properties LLC, which remains subject to customary closing conditions, regulatory approvals and approval by the stockholders of the Company. The Articles of Amendment to the Company’s Articles of Amendment and Restatement effectuating the Authorized Share Capital Increase are included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01.	Other Events.
Settlement of June 2020 Forward Agreement
As previously disclosed, on September 9, 2021, the Company fully settled the forward sale agreement with Morgan Stanley & Co. LLC dated June 16, 2020 (as amended, the “June 2020 Forward Sale Agreement”) by physical delivery of 26,900,000 shares of its Common Stock in exchange for approximately $526.9 million in cash proceeds, which the Company intends to use to finance a portion of the full repayment of its Term Loan B Facility.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “targets,” “can,” “could,” “may,” “should,” “will,” “would” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. Among those risks, uncertainties and other factors are risks related to the Company’s ability to satisfy certain conditions to closing its pending acquisition on a timely basis or at all, market conditions related to the settlement of the Forward Sale Agreements and the Company’s expected use of proceeds. Important risk factors that may affect the Company’s business, results of operations and financial position (including those stemming from the COVID-19 pandemic and changes in the economic conditions as a result thereof) are detailed from time to time in the Company’s filings with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law.

Item 9.01.	Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of September 9, 2021, by and among the Company, the Operating Partnership and Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters listed on Schedule I thereto, and Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, in their capacity as the Forward Sellers, and Morgan Stanley & Co. LLC, Citibank, N.A., Goldman Sachs & Co. LLC and JPMorgan Chase Bank, National Association, in their capacity as the Forward Purchasers

1.2	Forward Sale Agreement, dated September 9, 2021, by and between the Company and Morgan Stanley & Co. LLC

1.3	Forward Sale Agreement, dated September 9, 2021, by and between the Company and Citibank, N.A.

1.4	Forward Sale Agreement, dated September 9, 2021, by and between the Company and Goldman Sachs & Co. LLC

1.5	Forward Sale Agreement, dated September 9, 2021, by and between the Company and JPMorgan Chase Bank, National Association

3.1	Articles of Amendment to the Articles of Amendment and Restatement of VICI Properties Inc.

5.1	Opinion of Hogan Lovells US LLP with respect to the legality of the shares of Common Stock

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and exhibits have been omitted.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: September 14, 2021	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary